UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 23, 2019

BIOSCRIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11993	05-0489664
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1600 Broadway, Suite 700, Denver, Colorado 80202

(Address of principal executive offices)

(720) 697-5200

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01. Other Events.

On April 23, 2019, BioScrip, Inc. (the “Company”) issued a press release (the “Release”) announcing that it has received notification that early termination of the Hart–Scott–Rodino Antitrust Improvements Act of 1976 waiting period has been granted in respect of the Company’s proposed merger with HC Group Holdings II, Inc. (the “Option Care Merger”) and that it intends to file its preliminary proxy statement in respect of the Option Care Merger during the week of April 29, 2019. The Release is filed with this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by BioScrip, Inc. dated April 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: April 23, 2019	By:	/s/ Kathryn M. Stalmack
Kathryn M. Stalmack
Senior Vice President, General Counsel and Secretary